UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2005
                                                          ---------------
                            DSA Financial Corporation
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                           0-50864                 20-1661802
----------------------------        ------------------         ----------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


118 Walnut Street, Lawrenceburg, Indiana                            47025
----------------------------------------                            -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (812) 537-0840
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.      Entry into a Material Definitive Agreement
                ------------------------------------------

     On August 26, 2005, the Board of Directors of DSA Financial Corporation, the holding company of Dearborn Savings Association, F.A. (the "Association"), approved a Directors' Retirement Plan effective as of August 1, 2005 for the directors of the Association. The Plan provides an annual benefit of $11,000 paid to participating directors of the Association in monthly installments over a ten year period commencing at age 75 years. The Plan is designed to comply in all material respects with Section 409A of the Internal Revenue Code.

         The Directors' Retirement Plan is included as Exhibit 10.1 to this report.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            DSA FINANCIAL CORPORATION



DATE: August 31, 2005               By:    /s/ Edward L. Fischer
                                           -----------------------------------
                                           Edward L. Fischer
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

         Exhibit No.                                 Description
         -----------                                 -----------

            10.1                                     Directors' Retirement Plan